Exhibit 99.1

Longeveron Appoints Wa’el Hashad as Chief Executive Officer

Hashad is a former executive at Avanir, Amgen, Boehringer Ingelheim, Eli Lilly, and

early-stage biotechnology companies

Global leader brings over 35 years of experience with focus on drug approval and commercialization, mergers and acquisitions, and business development

Miami, Florida – February 28, 2023— Longeveron Inc. (NASDAQ: LGVN) (“Longeveron” or “Company”), a clinical stage biotechnology company developing regenerative medicines for rare pediatric disease, aging-related conditions, and unmet medical needs, today announced the appointment of seasoned global pharmaceutical leader Wa’el Hashad as Chief Executive Officer. Mr. Hashad will assume the role of Chief Executive Officer effective March 1, 2023. Following Mr. Hashad joining Longeveron, current Interim Chief Executive Officer Chris Min, M.D., Ph.D., will continue in his role as Chief Medical Officer.

Hashad has vast experience leading drug development from Phase 1 to U.S. Food and Drug Administration (FDA) approval, working for both Fortune 500 pharmaceutical companies and early stage biotechnology companies. He has overseen mergers and acquisitions, business development deals, and drug commercialization for Amgen, Boehringer Ingelheim, Eli Lilly, and most recently Avanir, where he oversaw Avanir’s full integration into Otsuka’s United States operations.

“The Board and I are delighted to welcome Mr. Hashad to Longeveron to lead the company through its next stage of growth. Mr. Hashad is an exceptional industry leader with deep operational and strategic expertise reaching across therapeutic areas,” said Longeveron co-founder and Chairman of the Board Joshua M. Hare, M.D. “His leadership and commitment to developing new therapeutic strategies will be invaluable to Longeveron as we continue to execute on key milestones across our three clinical programs, including our Phase 2 trials for Alzheimer’s Disease, Aging-Related Frailty, and hypoplastic left heart syndrome, a rare pediatric disease in neonates.”

“I am honored to join Longeveron as CEO,” said Mr. Hashad. “With its robust clinical pipeline, Longeveron is well-positioned as a leader in regenerative medicines. I look forward to working with the Board, management, and the broader Longeveron team to continue the impressive progress to-date and advance Lomecel-BTM as a potential therapy across multiple disease areas.” Lomecel-BTM, an allogeneic medicinal signaling cell (MSC) therapy, is Longeveron’s lead product.

Mr. Hashad brings to Longeveron over 35 years of leadership in global pharmaceutical and biotechnology companies. Most recently, he was President and Chief Executive Officer at Avanir Pharmaceuticals. Avanir was acquired by Japanese company Otsuka Pharmaceutical, and Mr. Hashad led the company’s full integration into Otsuka’s United States operations. Prior to Avanir, Mr. Hashad was Executive Vice President and Chief Commercial Officer at Seres Therapeutics, where he established the company’s launch and marketing strategy for microbiome-based therapies.

Prior to Seres, Mr. Hashad held multiple leadership roles at Amgen, executing on cardiovascular, neuroscience, metabolic disorder, and nephrology product launches and was the general manager for Africa, the Middle East, and Asia. Previously, Mr. Hashad was a Vice President at Boehringer Ingelheim leading the U.S. launch of the company’s cardiovascular and metabolic products. Earlier, Mr. Hashad spent 20 years at Eli Lilly and Company, driving the company’s marketing and commercial strategy across multiple regions and therapeutic areas. He concluded his time at Eli Lilly as the Vice President of the United States Cardiovascular Business Unit.

Mr. Hashad holds an M.B.A. in Finance and International Business from the University of Akron and a B.Sc. in Pharmacy and Pharmaceutical Sciences from the University of Cairo. He held the position of the Chairman of the Strategic Advisory Board at Morningside Biopharma and is currently a member of the Board of California Life Sciences.

About Longeveron Inc.

Longeveron is a clinical stage biotechnology company developing regenerative medicines to address rare pediatric disease, aging-related conditions, and unmet medical needs. The Company’s lead investigational product is Lomecel-B™, an allogeneic medicinal signaling cell (MSC) therapy product isolated from the bone marrow of young, healthy adult donors. Lomecel-B™ has multiple mechanisms of action encompassing pro-vascular, pro-regenerative, anti-inflammatory, and tissue repair and healing effects with broad potential applications across a spectrum of disease areas. Longeveron is currently advancing Lomecel-B™ through clinical trials in three indications: hypoplastic left heart syndrome (HLHS), Alzheimer’s Disease, and Aging-Related Frailty. Additional information about the Company is available at www.longeveron.com.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expects,” “may,” “looks to,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “see,” “potential,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements in this release include, but are not limited to, statements about the ability of Longeveron’s clinical trials to demonstrate safety and efficacy of the Company’s product candidates, and other positive results; the timing and focus of the Company’s ongoing and future preclinical studies and clinical trials and the reporting of data from those studies and trials; the size of the market opportunity for the Company’s product candidates, including its estimates of the number of patients who suffer from the diseases being targeted; the success of competing therapies that are or may become available; the beneficial characteristics, safety, efficacy and therapeutic effects of the Company’s product candidates; the Company’s ability to obtain and maintain regulatory approval of its product candidates; the Company’s plans relating to the further development of its product candidates, including additional disease states or indications it may pursue; existing regulations and regulatory developments in the U.S., Japan and other jurisdictions; the Company’s plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and its ability to avoid infringing the intellectual property rights of others; the need to hire additional personnel and the Company’s ability to attract and retain such personnel; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s need to raise additional capital, and the difficulties it may face in obtaining access to capital, and the dilutive impact it may have on its investors; the Company’s financial performance, and the period over which it estimates its existing cash and cash equivalents will be sufficient to fund its future operating expenses and capital expenditures requirements. Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including Longeveron’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 11, 2022, and the Company’s Quarterly Reports on Form 10-Q. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Contact:

Stern IR, Inc.

212-698-8700

longeveron@sternir.com

Source: Longeveron Inc.